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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-AR3)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-103335             33-0885129
----------------------------       -----------          ----------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                      92868
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0600



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                                       -2-

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-AR3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-AR3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Warburg LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by UBS Warburg
                                    LLC to certain prospective purchasers of Ameriquest Mortgage Securities Inc.,
                                    Asset-Backed Pass-Through Certificates,
                                    Series 2003-AR3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 6, 2003


                                         AMERIQUEST MORTGAGE SECURITIES INC.


                                         By:  /s/ John P. Grazer
                                             -----------------------
                                         Name:    John P. Grazer
                                         Title:   CFO




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                                INDEX TO EXHIBITS




                                                                Sequentially
     Exhibit No.       Description                              Numbered Page
     -----------       -----------                              -------------
        99.1           Collateral Term Sheets (as defined               P
                       in Item 5) that have been provided
                       by UBS Warburg LLC to certain
                       prospective purchasers of
                       Ameriquest Mortgage Securities
                       Inc., Asset-Backed Pass-Through
                       Certificates, Series 2003-AR3.






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                                  EXHIBIT 99.1

                                [FILED BY PAPER]